                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of                                         January 28, 1996
earliest event reported)



                               SSE TELECOM, INC.
             (Exact name of registrant as specified in its charter)



Delaware                      33-10965                    52-1466297
(State of or other            (Commission File            (I.R.S. Employer
jurisdiction of               Number)                     Identification No.)
incorporation)

                         Suite 710, 8230 Leesburg Pike
                            Vienna, Virginia  22182
                    (Address of principal executive offices)


                 Registrant's telephone number:  (703) 442-4503



                                                        Page  1  of  99
                                                             ---    ----
                                                        Exhibit Index on Page 5
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 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------


      A.  Purchase of Assets of Fairchild Data Corporation.   Effective January
          ------------------------------------------------
28, 1996 ("Closing Date"), SSE Telecom, Inc. (the "Company") and SSE DataCom, Inc., (a newly formed, wholly owned subsidiary of the Company) ("DataCom") entered into an Asset Purchase Agreement ("Agreement") with The Fairchild Corporation, VSI Corporation (a subsidiary of The Fairchild Corporation) and Fairchild Data Corporation (a subsidiary of VSI Corporation) ("Fairchild Data"). The Company, through DataCom, acquired substantially all of the assets of Fairchild Data, subject to certain liabilities. The Company will continue through DataCom all of the business conducted by Fairchild Data, which currently consists of the engineering, manufacture and sale of products, principally modems, which are components in satellite earth stations.

      The purchase price ("Purchase Price") for the acquisition of the assets of Fairchild Data consisted of: (i) a cash payment of $4,220,000, of which $500,000 is deferred for a period of approximately sixty days until delivery of certain audited financial statements of Fairchild Data, (ii) the issuance of 200,000 shares of the common stock of the Company (the "SSET Common Stock"), (iii) the issuance of a warrant (the "Warrant") entitling the registered holder thereof to acquire 50,000 shares of the common stock of the Company, exercisable at any time during the period between January 29, 1996 and January 28, 1999, at an exercise price fixed at $11.09 per share, and (iv) the assumption by DataCom of certain liabilities of Fairchild Data amounting to approximately $2,220,000. To obtain the cash portion of the Purchase Price, the Company used a portion of its working capital and a short-term loan of approximately $2,000,000 from the Company's regular bank secured by short-term investments of the Company.

      100,000 shares of the SSET Common Stock issued by the Company (on behalf of DataCom, as part of the Purchase Price) is subject to adjustment depending on the level of gross profit margin achieved by DataCom in the period commencing on January 1, 1996 and ending on December 31, 1996, as set forth in the Agreement. The Company and Fairchild Data entered into a registration rights agreement with respect to the SSET Common Stock and Warrant issued by the Company as part of the Purchase Price.

      DataCom and Fairchild Data entered into a sublease agreement on the Closing Date pursuant to which DataCom subleased from Fairchild Data for a term of twenty-four months a portion of the premises leased by Fairchild Data in Scottsdale, Arizona in which Fairchild Data conducted its manufacturing operations.

      There is no material relationship between Fairchild Data, or any of its affiliates, any director or officer of Fairchild Data, or any associate of any director or officer of Fairchild Data, on the one hand, and the Company or any of its affiliates, any director or officer of the Company, or any associate of any director or officer of the Company, on the other hand.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------


      Financial statements and pro forma financial information in conformance with Regulation S-X are not currently available, but will be filed within 60 days.

      (c)  Exhibits

      2.2 Asset Purchase Agreement among SSE Telecom, Inc., SSE DataCom, Inc., The Fairchild Corporation, Fairchild Data Corporation, and VSI Corporation, dated January 28, 1996. There is included as part of this exhibit a listing of the schedules and exhibits to the Asset Purchase Agreement, but such schedules and exhibits are not filed. Registrant undertakes to furnish supplementally a copy of the omitted schedules and exhibits to the Commission upon request.

      4.6 Warrant from SSE Telecom, Inc. to Fairchild Data Corporation dated January 28, 1996.

      10.22 Sublease Agreement between SSE DataCom, Inc. and Fairchild Data Corporation, dated January 28, 1996. There is included as part of this exhibit a description of the exhibits to the Sublease, but such exhibits are not filed. Registrant undertakes to furnish supplementally a copy of the omitted exhibits to the Commission upon request.

      10.23 Registration Agreement between SSE Telecom, Inc. and Fairchild Data Corporation, dated January 28, 1996.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 7, 1996             SSE TELECOM, INC.



                                    By: /s/ Daniel E. Moore
                                       ---------------------------
                                       Daniel E. Moore
                                       Executive Vice President
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                               INDEX TO EXHIBITS
                               -----------------


                                                                        Page No.
                                                                        --------
2.2       Asset Purchase Agreement among SSE
          Telecom, Inc., SSE DataCom, Inc.,
          The Fairchild Corporation, Fairchild
          Data Corporation, and VSI Corporation,
          dated January 28, 1996.  There is
          included as part of this exhibit a
          listing of the schedules and exhibits
          to the Asset Purchase Agreement, but
          such schedules and exhibits are not
          filed.  Registrant undertakes to
          furnish supplementally a copy of the
          omitted schedules and exhibits to the
          Commission upon request.                                           6

4.6       Warrant from SSE Telecom, Inc. to
          Fairchild Data Corporation dated
          January 28, 1996.                                                 66

10.22     Sublease Agreement between SSE DataCom,
          Inc. and Fairchild Data Corporation,
          dated January 28, 1996.  There is
          included as part of this exhibit a
          description of the exhibits to the
          Sublease, but such exhibits are not
          filed.  Registrant undertakes to
          furnish supplementally a copy of the
          omitted exhibits to the Commission upon
          request.                                                          72

10.23     Registration Agreement between SSE
          Telecom, Inc. and Fairchild Data
          Corporation, dated January 28, 1996.                              83